Exhibit (d)(xi)

CALAMOS ETF TRUST

May 2, 2025

Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois 60563

Ladies and Gentlemen:

Re:	Investment Advisory Agreement

This letter confirms that effective May 2, 2025, Calamos ETF Trust (the “Trust”) and Calamos Advisors LLC (“CAL”) have mutually agreed that Schedule A and Exhibit A to the Investment Advisory Agreement between the Trust and CAL dated September 1, 2023, have each been amended and replaced by Schedule A and Exhibit A, respectively, attached hereto.

Please sign below to confirm our mutual agreement.

Very truly yours,

CALAMOS ETF TRUST

By	/s/ Erik D. Ojala
	Name:	Erik D. Ojala
	Title:	Vice President and Secretary

Amended Schedule A and Exhibit A attached hereto, accepted this 2nd day of May 2025.

CALAMOS ADVISORS LLC

By	/s/ Thomas Herman
	Name:	Thomas E. Herman
	Title:	Chief Financial Officer

SCHEDULE A TO

INVESTMENT ADVISORY AGREEMENT

Calamos Convertible Equity Alternative ETF

Calamos CEF Income & Arbitrage ETF

Calamos Nasdaq Equity & Income ETF

Calamos S&P 500 Structured Alt Protection ETF – May

Calamos S&P 500 Structured Alt Protection ETF – August

Calamos S&P 500 Structured Alt Protection ETF – July

Calamos S&P 500 Structured Alt Protection ETF – September

Calamos Nasdaq-100 Structured Alt Protection ETF – June

Calamos Nasdaq-100 Structured Alt Protection ETF – September

Calamos Nasdaq-100 Structured Alt Protection ETF – December

Calamos Nasdaq-100 Structured Alt Protection ETF – March

Calamos Russell 2000 Structured Alt Protection ETF – July

Calamos Russell 2000 Structured Alt Protection ETF – October

Calamos Russell 2000 Structured Alt Protection ETF – January

Calamos Russell 2000 Structured Alt Protection ETF – April

Calamos S&P 500 Structured Alt Protection ETF – October

Calamos S&P 500 Structured Alt Protection ETF – November

Calamos S&P 500 Structured Alt Protection ETF – December

Calamos S&P 500 Structured Alt Protection ETF – January

Calamos S&P 500 Structured Alt Protection ETF – February

Calamos S&P 500 Structured Alt Protection ETF – March

Calamos S&P 500 Structured Alt Protection ETF – April

Calamos S&P 500 Structured Alt Protection ETF – June

Calamos Laddered S&P 500 Structured Alt Protection ETF

Calamos Bitcoin Structured Alt Protection ETF – January

Calamos Bitcoin Structured Alt Protection ETF – April

Calamos Bitcoin Structured Alt Protection ETF – July

Calamos Bitcoin Structured Alt Protection ETF – October

Calamos Bitcoin 90 Series Structured Alt Protection ETF – January

Calamos Bitcoin 90 Series Structured Alt Protection ETF – April

Calamos Bitcoin 90 Series Structured Alt Protection ETF – July

Calamos Bitcoin 90 Series Structured Alt Protection ETF – October

Calamos Bitcoin 80 Series Structured Alt Protection ETF – January

Calamos Bitcoin 80 Series Structured Alt Protection ETF – April

Calamos Bitcoin 80 Series Structured Alt Protection ETF – July

Calamos Bitcoin 80 Series Structured Alt Protection ETF – October

Calamos Bitcoin Structured Alt Protection ETF – 6 Mo Jan/Jul

Calamos Bitcoin Structured Alt Protection ETF – 6 Mo Apr/Oct

EXHIBIT A TO

INVESTMENT ADVISORY AGREEMENT

Calamos Convertible Equity Alternative ETF

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar month, based on the average daily net assets of the Calamos Convertible Equity Alternative ETF at an annual rate of 0.69%.

Calamos CEF Income & Arbitrage ETF

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar month, based on the average daily net assets of the Calamos CEF Income & Arbitrage ETF at an annual rate of 0.74%.

Calamos Nasdaq Equity & Income ETF

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar month, based on the average daily net assets of the Calamos Nasdaq Equity & Income ETF at an annual rate of 0.74%.

Calamos S&P 500 Structured Alt Protection ETF – May

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos S&P 500 Structured Alt Protection ETF – May at an annual rate of 0.69%.

Calamos S&P 500 Structured Alt Protection ETF – August

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos S&P 500 Structured Alt Protection ETF – August at an annual rate of 0.69%.

Calamos S&P 500 Structured Alt Protection ETF – July

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos S&P 500 Structured Alt Protection ETF – July at an annual rate of 0.69%.

Calamos S&P 500 Structured Alt Protection ETF – September

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos S&P 500 Structured Alt Protection ETF – September at an annual rate of 0.69%.

Calamos Nasdaq-100 Structured Alt Protection ETF – June

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos Nasdaq-100 Structured Alt Protection ETF - June at an annual rate of 0.69%.

Calamos Nasdaq-100 Structured Alt Protection ETF – September

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos Nasdaq-100 Structured Alt Protection ETF – September at an annual rate of 0.69%.

Calamos Nasdaq-100 Structured Alt Protection ETF – December

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos Nasdaq-100 Structured Alt Protection ETF - December at an annual rate of 0.69%.

Calamos Nasdaq-100 Structured Alt Protection ETF – March

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos Nasdaq-100 Structured Alt Protection ETF - March at an annual rate of 0.69%.

Calamos Russell 2000 Structured Alt Protection ETF – July

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos Russell 2000 Structured Alt Protection ETF – July at an annual rate of 0.69%.

Calamos Russell 2000 Structured Alt Protection ETF – October

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos Russell 2000 Structured Alt Protection ETF – October at an annual rate of 0.69%.

Calamos Russell 2000 Structured Alt Protection ETF – January

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos Russell 2000 Structured Alt Protection ETF – January at an annual rate of 0.69%.

Calamos Russell 2000 Structured Alt Protection ETF – April

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos Russell 2000 Structured Alt Protection ETF – April at an annual rate of 0.69%.

Calamos S&P 500 Structured Alt Protection ETF – October

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos S&P 500 Structured Alt Protection ETF – October at an annual rate of 0.69%.

Calamos S&P 500 Structured Alt Protection ETF – November

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos S&P 500 Structured Alt Protection ETF – November at an annual rate of 0.69%.

Calamos S&P 500 Structured Alt Protection ETF – December

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos S&P 500 Structured Alt Protection ETF – December at an annual rate of 0.69%.

Calamos S&P 500 Structured Alt Protection ETF – January

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos S&P 500 Structured Alt Protection ETF – January at an annual rate of 0.69%.

Calamos S&P 500 Structured Alt Protection ETF – February

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos S&P 500 Structured Alt Protection ETF – February at an annual rate of 0.69%.

Calamos S&P 500 Structured Alt Protection ETF – March

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos S&P 500 Structured Alt Protection ETF – March at an annual rate of 0.69%.

Calamos S&P 500 Structured Alt Protection ETF – April

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos S&P 500 Structured Alt Protection ETF – April at an annual rate of 0.69%.

Calamos S&P 500 Structured Alt Protection ETF – June

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos S&P 500 Structured Alt Protection ETF – June at an annual rate of 0.69%.

Calamos Laddered S&P 500 Structured Alt Protection ETF

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos Laddered S&P 500 Structured Alt Protection ETF at an annual rate of 0.10%.

Calamos Bitcoin Structured Alt Protection ETF – January

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos Bitcoin Structured Alt Protection ETF – January at an annual rate of 0.69%.

Calamos Bitcoin Structured Alt Protection ETF – April

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos Bitcoin Structured Alt Protection ETF – April at an annual rate of 0.69%.

Calamos Bitcoin Structured Alt Protection ETF – July

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos Bitcoin Structured Alt Protection ETF – July at an annual rate of 0.69%.

Calamos Bitcoin Structured Alt Protection ETF – October

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos Bitcoin Structured Alt Protection ETF – October at an annual rate of 0.69%.

Calamos Bitcoin 90 Series Structured Alt Protection ETF – January

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos Bitcoin 90 Series Structured Alt Protection ETF – January at an annual rate of 0.69%.

Calamos Bitcoin 90 Series Structured Alt Protection ETF – April

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos Bitcoin 90 Series Structured Alt Protection ETF – April at an annual rate of 0.69%.

Calamos Bitcoin 90 Series Structured Alt Protection ETF – July

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos Bitcoin 90 Series Structured Alt Protection ETF – July at an annual rate of 0.69%.

Calamos Bitcoin 90 Series Structured Alt Protection ETF – October

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos Bitcoin 90 Series Structured Alt Protection ETF – October at an annual rate of 0.69%.

Calamos Bitcoin 80 Series Structured Alt Protection ETF – January

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos Bitcoin 80 Series Structured Alt Protection ETF – January at an annual rate of 0.69%.

Calamos Bitcoin 80 Series Structured Alt Protection ETF – April

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos Bitcoin 80 Series Structured Alt Protection ETF – April at an annual rate of 0.69%.

Calamos Bitcoin 80 Series Structured Alt Protection ETF – July

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos Bitcoin 80 Series Structured Alt Protection ETF – July at an annual rate of 0.69%.

Calamos Bitcoin 80 Series Structured Alt Protection ETF – October

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos Bitcoin 80 Series Structured Alt Protection ETF – October at an annual rate of 0.69%.

Calamos Bitcoin Structured Alt Protection ETF – 6 Mo Jan/Jul

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos Bitcoin Structured Alt Protection ETF – 6 Mo Jan/Jul at an annual rate of 0.69%.

Calamos Bitcoin Structured Alt Protection ETF – 6 Mo Apr/Oct

The Trust shall pay the Advisor a management fee calculated and payable as soon as practicable after the last day of each calendar quarter, based on the average daily net assets of the Calamos Bitcoin Structured Alt Protection ETF – 6 Mo Apr/Oct at an annual rate of 0.69%.